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                                                                   EXHIBIT 99.10

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                              $            2,818,233,901.50
Beginning of the Month Finance Charge Receivables:                         $              131,792,745.26
Beginning of the Month Discounted Receivables:                             $                        0.00
Beginning of the Month Total Receivables:                                  $            2,950,026,646.76


Removed Principal Receivables:                                             $                        0.00
Removed Finance Charge Receivables:                                        $                        0.00
Removed Total Receivables:                                                 $                        0.00


Additional Principal Receivables:                                          $                        0.00
Additional Finance Charge Receivables:                                     $                        0.00
Additional Total Receivables:                                              $                        0.00





Discounted Receivables Generated this Period:                              $                        0.00





End of the Month Principal Receivables:                                    $            2,673,458,907.69
End of the Month Finance Charge Receivables:                               $              131,033,039.35
End of the Month Discounted Receivables:                                   $                        0.00
End of the Month Total Receivables:                                        $            2,804,491,947.04


Special Funding Account Balance                                            $                        0.00
Aggregate Invested Amount (all Master Trust II Series)                     $            2,330,000,000.00
End of the Month Transferor Amount                                         $              343,458,907.69
End of the Month Transferor Percentage                                                             12.85%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                 RECEIVABLES
       30-59 Days Delinquent                                               $               65,586,199.17
       60-89 Days Delinquent                                               $               45,392,400.07
       90+ Days Delinquent                                                 $               93,861,474.82

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
       Total 30+ Days Delinquent                                           $              204,840,074.06
       Delinquent Percentage                                                                        7.30%

Defaulted Accounts During the Month                                        $               21,605,112.55
Annualized Default Percentage                                                                       9.20%

Principal Collections                                                                     372,145,006.93
Principal Payment Rate                                                                             13.20%

Total Payment Rate                                                                                 14.17%


INVESTED AMOUNTS

       Class A Initial Invested Amount                                     $              407,160,000.00
       Class B Initial Invested Amount                                     $               62,640,000.00
       Class C Initial Invested Amount                                     $               52,200,000.00

INITIAL INVESTED AMOUNT                                                    $              522,000,000.00

       Class A Invested Amount                                             $              468,000,000.00
       Class B Invested Amount                                             $               72,000,000.00
       Class C Invested Amount                                             $               60,000,000.00

INVESTED AMOUNT                                                            $              600,000,000.00

       Class A Adjusted Invested Amount                                    $              468,000,000.00
       Class B Adjusted Invested Amount                                    $               72,000,000.00
       Class C Adjusted Invested Amount                                    $               60,000,000.00

ADJUSTED INVESTED AMOUNT                                                   $              600,000,000.00

PREFUNDED AMOUNT                                                           $                        0.00

FLOATING ALLOCATION PERCENTAGE                                                                     21.29%
PRINCIPAL ALLOCATION PERCENTAGE                                                                    21.29%

       Class A Principal Allocation Percentage                                                     78.00%
       Class B Principal Allocation Percentage                                                     12.00%
       Class C Principal Allocation Percentage                                                     10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                                 79,229,671.99

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
COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                                  9,783,905.06

MONTHLY SERVICING FEE                                                      $                1,000,000.00

INVESTOR DEFAULT AMOUNT                                                    $                4,599,728.46


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                                             78.00%

       Class A Finance Charge Collections                                  $                8,216,445.94
       Other Amounts                                                       $                        0.00

TOTAL CLASS A AVAILABLE FUNDS                                              $                8,216,445.94

       Class A Monthly Interest                                            $                1,785,056.13
       Class A Servicing Fee                                               $                  780,000.00
       Class A Investor Default Amount                                     $                3,587,788.20


TOTAL CLASS A EXCESS SPREAD                                                $                2,063,601.61


CLASS A REQUIRED AMOUNT                                                    $                        0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                                             12.00%

       Class B Finance Charge Collections                                  $                1,264,068.62
       Other Amounts                                                       $                        0.00


TOTAL CLASS B AVAILABLE FUNDS                                              $                1,264,068.62

       Class B Monthly Interest                                            $                  288,124.02
       Class B Servicing Fee                                               $                  120,000.00

TOTAL CLASS B EXCESS SPREAD                                                $                  855,944.60
CLASS B INVESTOR DEFAULT AMOUNT                                                               551,967.41
CLASS B REQUIRED AMOUNT                                                                       551,967.41

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CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                        100,000.00

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                              $ 3,872,936.71

   Excess Spread Applied to Class A Required Amount              $         0.00

   Excess Spread Applied to Class A Investor
   Charge Offs                                                   $         0.00

   Excess Spread Applied to Class B
   Required Amount                                               $   551,967.41

   Excess Spread Applied to Reductions of                        $         0.00
   Class B Invested Amount

   Excess Spread Applied to Class C Required Amount              $   727,076.20

   Excess Spread Applied to Reductions of
   Class C Invested Amount                                       $         0.00

   Excess Spread Applied to Monthly Cash                         $   125,000.00
   Collateral Fee

   Excess Spread Applied to Cash Collateral                      $         0.00
   Account

   Excess Spread Applied to Spread Account                       $         0.00

   Excess Spread Applied to Reserve Account                      $         0.00

   Excess Spread Applied to other amounts owed to                $         0.00
   Cash Collateral Depositor

   Excess Spread Applied to other amounts owed to
   Spread Account Residual Interest Holders                      $         0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                          $ 2,468,893.10
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EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                $  9,736,341.72

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                   $          0.00
SERIES 1998-A

   Excess Finance Charge Collections Applied to
   Class A Required Amount                                       $          0.00

   Excess Finance Charge Collections Applied to
   Class A Investor Charge Offs                                  $          0.00

   Excess Finance Charge Collections Applied to
   Class B Required Amount                                       $          0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class B Invested Amount                         $          0.00

   Excess Finance Charge Collections Applied to
   Class C Required Amount                                       $          0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class C Invested Amount                         $          0.00

   Excess Finance Charge Collections Applied to
   Monthly Cash Collateral Fee                                   $          0.00

   Excess Finance Charge Collections Applied to
   other amounts owed Cash Collateral Depositor                  $          0.00

   Excess Finance Charge Collections Applied to
   other amounts owed to Spread Account Residual Interest
   Holders                                                       $          0.00
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YIELD AND BASE RATE --

   Base Rate (Current Month)                                              7.20%
   Base Rate (Prior Month)                                                7.27%
   Base Rate (Two Months Ago)                                             7.80%

THREE MONTH AVERAGE BASE RATE                                             7.42%

   Portfolio Yield (Current Month)                                       11.87%
   Portfolio Yield (Prior Month)                                         13.41%
   Portfolio Yield (Two Months Ago)                                      15.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      13.59%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                    $ 79,229,671.99

REALLOCATED PRINCIPAL COLLECTIONS

          Allocable to Class C Interest
          Allocable to Class B Certificates                    $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER              $          0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                              $          0.00
   Deficit Controlled Accumulation Amount                      $          0.00

CONTROLLED DEPOSIT AMOUNT                                      $          0.00

CLASS B SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                              $          0.00
   Deficit Controlled Accumulation Amount                      $          0.00

CONTROLLED DEPOSIT AMOUNT                                      $          0.00
EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL            $ 79,229,671.99
SHARING
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                                                                          Page 7

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                   $          0.00

CLASS B INVESTOR CHARGE OFFS                                   $          0.00

CLASS C INVESTOR CHARGE OFFS                                   $          0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $          0.00

PREVIOUS CLASS B REDUCTIONS REIMBURSED                         $          0.00

PREVIOUS CLASS C REDUCTIONS REIMBURSED                         $          0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                         $ 18,000,000.00
       Available Cash Collateral Amount                        $ 18,000,000.00

TOTAL DRAW AMOUNT                                              $          0.00
CASH COLLATERAL ACCOUNT SURPLUS                                $          0.00


                                                  First USA Bank, NA
                                                  as Servicer


                                                  By: Tracie Klein
                                                     ---------------------------
                                                      Tracie H. Klein
                                                      Vice President